UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2025

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 University Plaza
Suite 100
Hackensack, NJ		07601
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code 201-696-9345

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PLX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 21, 2025, Eyal Rubin, Sr. Vice President and Chief Financial Officer of Protalix BioTherapeutics, Inc., a Delaware corporation (the “Company”), provided the Company and the Company’s Board of Directors with six months’ notice of his resignation from his position with the Company and its subsidiary, in order to pursue other opportunities. Mr. Rubin served in his position with the Company for close to six years in which he played an important role in improving the Company’s financial position and product development advancement.

Throughout the six-month period, Mr. Rubin will continue to serve in his current role and provide transition services to the Company. The Compensation Committee of the Board of Directors agreed that Mr. Rubin is entitled to receive his full salary, including all socal benefits for the six-month period, including the equity incentives to which he is entitled before the end of such period. In addition, at the end of his employment, he will be entitled to a severance payment equal to two-months’ salary and the accelerated vesting in full of all of his outstanding, unvested equity-based incentives. Should the Company appoint a successor to Mr. Rubin before the end of the six-month period, the Company and Mr. Rubin may agree upon an earlier final date of employment provided that there is sufficient time for the successful transfer of authority, duties and/or responsibilities to the successor. An earlier termination date will not affect the conditions described herein.

Item 9.01Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2025	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Dror Bashan
		Name:	Dror Bashan
		Title:	President and Chief Executive Officer